[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) MUNICIPAL
                     LIMITED MATURITY FUND

                     ANNUAL REPORT o APRIL 30, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 37 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 35
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended April 30, 2002, Class A shares of the fund provided a total return of 5.41%, Class B shares 4.65%, and Class C shares 4.38%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of 6.08% and 6.87%, respectively, over the same period for the fund's benchmarks, the Lehman Brothers Municipal Bond Three-Year Index and the Lehman Brothers Municipal Bond Five-Year Index. The Lehman Brothers Municipal Bond Three-Year Index is unmanaged and is composed of fixed-rate bonds issued within the last five years and rated "Baa" or better with maturities between two and four years. The Lehman Brothers Municipal Bond Five-Year Index is unmanaged and is composed of fixed-rate bonds issued within the last five years and rated "Baa" or better with maturities between four and six years. During the same period, the average short/intermediate-term municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 5.20%.

Q.  YOU'VE OFTEN SAID THAT THERE ARE THREE MAIN FACTORS THAT AFFECT THE FUND'S
    PERFORMANCE: INTEREST RATES, POSITIONING ON THE YIELD CURVE, AND SECURITY SELECTION. HOW DID THEY DRIVE RETURNS OVER THE PERIOD?

A. Looking at interest rates first, the period was a good one for bonds. Inflation remained low, and the Federal Reserve Board (the Fed) eased interest rates throughout 2001 as it attempted to revive a slowing economy. Although it seems likely that the next rate change will be an increase, the timing and magnitude of such a move remains in question. As of the end of the period the Fed had left rates unchanged at each of its meetings in 2002.

    Over the period, rates were down -- and prices, which move inversely to yields, were up -- throughout the one- to 10-year area of the yield curve in which the fund invests. Rates at the short end of the curve were down most dramatically, as they are most closely tied to Fed actions. At the long end of the curve, which is more influenced by investors' perceptions of the market, rates fell more moderately; we believe this was because investors began to look through the economic downturn and to anticipate an eventual recovery. The net result was that the yield curve steepened considerably as short-term rates plunged and long-term rates fell moderately.

Q. LET'S TURN TO POSITIONING ON THE YIELD CURVE, THE SECOND PERFORMANCE FACTOR WE MENTIONED. IN THE FUND'S SEMIANNUAL REPORT SIX MONTHS AGO, YOU SAID YOU HAD BEGUN TO OVERWEIGHT THE SEVEN- TO 10-YEAR PART OF THE CURVE BECAUSE YOU BELIEVED IT WAS THE AREA OF GREATEST OPPORTUNITY. DID THAT STRATEGY PAN OUT?

A. Yes, it did. So far in 2002, 10-year bonds have outperformed any other area of this fund's investment universe, and our relative overweighting in that area has helped performance.

    Bond performance is a combination of a bond's yield, or coupon rate, and price changes, and longer bonds have outperformed in 2002 on both counts. A steeper yield curve has meant that the normal yield advantage of long-term bonds over short-term bonds has widened. In addition, short-term rates have been relatively stable in the absence of Fed action this year, while long-term rates have come down slightly. As a result, long-term bond prices have appreciated so far in 2002 while short-term prices have not changed much.

Q.  WHAT ABOUT SECURITY SELECTION? HOW DID THAT AFFECT PERFORMANCE?

A. In previous reports we've mentioned health care as a sector that we favored. We still believe that health care may offer the best relative value in the municipal market, in the sense that health care bonds of a given credit rating -- an "A"-rated hospital, for example -- usually pay a higher yield than other bonds of the same credit rating -- an "A"-rated municipality or toll road, for example. Based on our research, we have maintained an overweighted position in the sector relative to our peers, and we believe that contributed to our outperformance relative to our peers.

    However, we think there will continue to be problem bonds in this sector because many hospitals are in very competitive markets and some are, in our view, not managed as well as they could be. A key element of our strategy has been to look for smaller hospitals in more rural areas that face less competition, as opposed to facilities in urban, over-bedded, highly competitive markets. As we've mentioned in the past, we believe research and individual security selection will remain critical to performance.

Q. WE'VE SEEN NEWS REPORTS THIS YEAR THAT, LIKE THE FEDERAL GOVERNMENT, MANY STATE GOVERNMENTS HAVE GONE FROM BUDGET SURPLUSES TO BUDGET DEFICITS. WHAT IS YOUR OUTLOOK ON STATE AND LOCAL BOND ISSUES?

A. We are definitely seeing more uncertainty around state and local budgets. Corporate tax revenues are down because profits are down. Personal tax receipts are down as well, largely because a falling stock market has wiped out capital gains taxes, which were a huge source of government revenue in the late 1990s. The good news is that we think most states went into this downturn in better shape than they did in the last recession in the early 1990s, because they're better managed than in the past and because they set aside "rainy day" funds during the boom years.

    That said, we have become somewhat defensive in our state and local investments by favoring insured bonds for our new purchases. These bonds have insurance to cover the timely payment of principal and interest in case the issuer gets into trouble. Insured bonds pay a slightly lower interest rate, but we believe that's a reasonable tradeoff for decreased risk at a time when there could be a modest downturn in state and local credit quality.

Q. YOU MENTIONED EARLIER THAT THE NEXT RATE CHANGE BY THE FED WOULD LIKELY BE AN INCREASE. IS THAT A CAUSE FOR CONCERN, PARTICULARLY IN A SHORTER-MATURITY FUND?

A. Clearly, a limited maturity fund is more exposed to Fed moves than a longer maturity fund. We think the key questions are: how soon and how strong might the moves be, and how is the fund positioned to handle those moves?

    We think continued weakness in the economy makes it likely that rates may remain unchanged for a while; as of the end of the period, the market did not seem to be pricing in any Fed rate changes until at least late summer. In the past, the Fed has waited until unemployment was declining before it tightened rates; we think the likelihood of a rate increase was somewhat lowered when the U.S. Labor Department reported that unemployment in April had climbed to its highest level in eight years.

    In addition, persistent weakness in the economy and in the markets seems to have lowered the consensus opinion on how big the rate increases might be, when they do come. In the first few months of this year, according to our research, the average expectation dropped from about a 1% increase to about a 0.5% increase by the end of 2002. While all of these opinions were just conjectures about the future, as of the end of the period we agreed with what we felt was a general consensus that any Fed rate increases -- and their effect on bond prices -- might be modest.

    We also believe our overweighted position in the seven- to ten-year part of the yield curve may help mitigate the effects of a rate increase when it does come, because shorter maturity bonds tend to be most affected by Fed actions. Just as being overweighted in longer maturity bonds helped performance over the period just ended, we believe it may help us going forward.

/s/ Michael L. Dawson                      /s/ Geoffrey L. Schechter
    Michael L. Dawson                          Geoffrey L. Schechter
    Portfolio Manager                          Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
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   MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999 AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:               SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                           FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION OF SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   MARCH 17, 1992

  CLASS INCEPTION:         CLASS A  MARCH 17, 1992
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS C  JULY 1, 1994

  SIZE:                    $121.7 MILLION NET ASSETS AS OF APRIL 30, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended April 30, 2002)

                MFS Municipal         Lehman Brothers            Lehman Brothers
              Limited Maturity        Municipal Bond            Municipal Bond
               Fund - Class A         Three-Year Index          Five-Year Index

"4/92"            $ 9,750                $10,000                     $10,000
"4/94"             10,940                 11,109                      11,338
"4/96"             11,907                 12,353                      12,778
"4/98"             12,944                 13,637                      14,273
"4/00"             13,597                 14,648                      15,252
"4/02"             15,392                 16,744                      17,783

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A
                                                               1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +5.41%      +13.63%      +24.89%      +57.87%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +5.41%      + 4.35%      + 4.54%      + 4.67%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +2.78%      + 3.47%      + 4.02%      + 4.41%
------------------------------------------------------------------------------------------------------------

CLASS B
                                                               1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +4.65%      +11.03%      +20.17%      +47.33%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +4.65%      + 3.55%      + 3.74%      + 3.95%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +0.65%      + 2.61%      + 3.39%      + 3.95%
------------------------------------------------------------------------------------------------------------

CLASS C
                                                               1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +4.38%      +10.76%      +19.69%      +47.81%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +4.38%      + 3.47%      + 3.66%      + 3.99%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +3.38%      + 3.47%      + 3.66%      + 3.99%
------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                               1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Average short/intermediate-term municipal
  bond fund+                                                   +5.20%      + 4.10%      + 4.59%      + 4.93%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Three-Year Index#               +6.08%      + 5.10%      + 5.32%      + 5.29%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Five-Year Index#                +6.87%      + 5.38%      + 5.87%      + 5.93%
------------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

For periods prior to their inception, Class B and C share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2002

QUALITY RATINGS

                "AAA"                        60.6%
                "AA"                         16.4%
                "A"                          10.2%
                "BBB"                         7.0%
                Not Rated                     0.5%
                Other                         5.3%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2002

Municipal Bonds - 93.4%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 4.1%
  Chicago, IL (O'Hare International Airport), MBIA, 5.7s, 2008          $   450             $    464,612
  Cleveland, OH, Airport Systems Rev., FSA, 5.5s, 2008                      250                  268,030
  Dallas Fort Worth International Airport, Refunding &
    Improvement, "A", FGIC, 5.5s, 2003                                      400                  418,336
  Delaware River Port Authority Pennsylvania & New
    Jersey, Refunding Port District Project, "A", FSA, 5.25s, 2009          550                  596,502
  Florida Capital Projects Finance Authority Rev., MBIA, 4.25s, 2005        500                  513,485
  Massachusetts Port Authority Rev., "B", FSA, 4.35s, 2004                  300                  308,466
  Massachusetts Port Authority Rev., 5.25s, 2007                            375                  395,569
  Massachusetts Port Authority Rev., 5.75s, 2010                            175                  188,457
  Minneapolis & St. Paul, MN, FGIC, 5.25s, 2009                             500                  528,120
  Omaha, NE, Airport Authority, FSA, 4s, 2006                               500                  508,330
  Port Seattle, WA, FGIC, 5.5s, 2007                                        500                  540,605
  Richland Lexington, SC, Columbia Metropolitan Airport, FSA,
    5s, 2009                                                                200                  211,224
                                                                                            ------------
                                                                                            $  4,941,736
--------------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 11.4%
  Allen County, IN (Jail Building Corp.), 5.75s, 2009                   $   235             $    260,530
  Berks County, PA, FGIC, 5.95s, 2002                                       500                  511,230
  Bloomington, MN, Independent School District, 5.25s, 2011                 500                  535,110
  Central Falls, RI, ASST GTY, 5.5s, 2005                                   440                  467,197
  Clackamas County, OR, School District, 6s, 2011                           315                  355,789
  Columbus, OH, 5.25s, 2011                                                 705                  762,147
  Commonwealth of Massachusetts, 5.75s, 2005                                500                  537,445
  Commonwealth of Massachusetts, 6s, 2011                                   310                  349,937
  Hawkins County, TN, Refunding, AMBAC, 4.5s, 2008                          425                  443,063
  Henderson, NV, Parks and Recreation, FGIC, 6s, 2006                       340                  375,278
  Huntsville, AL, Health Care Authority, "A", 4s, 2003                      500                  509,150
  New York City, NY, 5.7s, 2002                                             500                  504,675
  New York City, NY, 5.3s, 2003                                             500                  518,780
  New York City, NY, 5.25s, 2012                                            265                  279,106
  Phoenix, AZ, Civic Improvement, AMBAC, 5.5s, 2007                         250                  271,498
  Phoenix, AZ, Civic Improvement, FGIC, 4.5s, 2007                          500                  523,740
  Phoenix, AZ, Civic Improvement, FGIC, 5.25s, 2009                         255                  276,328
  Saraland, AL, MBIA, 4.5s, 2009                                            865                  890,993
  St. Clair County, IL, FGIC, 5.625s, 2012                                  500                  548,650
  State of Georgia, "E", 5.5s, 2003                                         500                  519,915
  State of Hawaii, Refunding, "C", FSA, 5.25s, 2008                         500                  537,245
  State of Illinois, FGIC, 5s, 2005                                         500                  526,135
  State of Mississippi, 5.5s, 2006(+++)                                     250                  274,553
  State of Mississippi, 6.2s, 2008(+++)                                     455                  505,018
  State of South Carolina, 5.75s, 2007                                      500                  549,605
  State of Washington, "B", FSA, 5s, 2008                                   500                  529,390
  State of Wisconsin, 5.125s, 2011                                          400                  428,224
  Taylor, MI, Building Authority, AMBAC, 5.5s, 2010                         500                  548,270
  Tuscaloosa, AL, 5s, 2007                                                  465                  494,872
                                                                                            ------------
                                                                                            $ 13,833,873
--------------------------------------------------------------------------------------------------------
General Obligations - Improvement - 3.4%
  Jefferson County, KY, FSA, 0s, 2004                                   $ 1,000             $    941,020
  Kauai County, HI, FGIC, 6.25s, 2019(+++)                                  375                  434,018
  Madison & St. Clair Counties, IL, School Building, FGIC,
    4.25s, 2005                                                             500                  516,195
  Montgomery County, MD, 5.375s, 2005                                       500                  531,585
  New Orleans, LA, Certificates Indebtedness, FSA, 5.5s, 2010               500                  550,690
  Oak Ridge, TN, AMBAC, 5s, 2012                                            300                  313,215
  State of South Carolina, Capital Improvement, "B", 5.75s, 2003            350                  365,995
  Tennessee State, "A", FGIC, 5.25s, 2008                                   500                  539,120
                                                                                            ------------
                                                                                            $  4,191,838
--------------------------------------------------------------------------------------------------------
General Obligations - Schools - 13.8%
  Broward County, FL, 5s, 2008                                          $   500             $    531,750
  Byron Center, MI, Public Schools, Q-SELF, 5s, 2011                        600                  635,820
  Cook County, IL, Community Consolidated School, Capital
    Appreciation, FSA, 0s, 2008                                             500                  381,485
  Cook County, IL, High School District Number, Capital "D", 0s, 2004       500                  469,425
  Deer Park, TX, Independent School District, PSF, 0s, 2009               1,000                  741,140
  Garland, TX, Independent School District, PSF, 3.5s, 2003                 395                  399,914
  Greenville County, SC, School District, 4.2s, 2003                        500                  509,265
  Hall County, GA, School District, 4.5s, 2007                            1,540                1,616,446
  Jordan, UT, School District, Refunding, 5.6s, 2002                        250                  251,188
  Kane McHenry Cook & De Kalb, Capital Appreciation, 0s, 2003               750                  720,720
  Kaufman, TX, Independent School District, Capital
    Appreciation Refunding, PSF, 0s, 2005                                   500                  454,595
  Lake County, IL, Community School District, Capital
    Appreciation "B", FGIC, 0s, 2005                                        500                  443,340
  Lake County, IL, FGIC, 4.8s, 2004                                         400                  414,468
  Manistee, MI, Public Schools, FGIC, 5.15s, 2010(+++)                      100                  108,096
  Mauston, WI, Joint School District, FGIC, 5.55s, 2005                     500                  535,420
  McHenry & Kane Counties, IL, FGIC, 0s, 2004                               350                  333,053
  McHenry County, IL, Community High School, FGIC, 0s, 2003                 250                  246,443
  Mesquite Independent School District, Capital
    Appreciation Refunding, PSF, 0s, 2004                                   685                  641,557
  Michigan City, IN, School Building, FSA, 5s, 2006                         250                  264,485
  Midlothian, TX, Independent School District, Refunding,
    "A", PSF, 4.4s, 2007                                                    700                  725,053
  Mishawaka, IN (School Building Corp.), AMBAC, 4.5s, 2007                  320                  332,077
  New Albany Floyd County School Building Corp., First
    Mortgage, FGIC, 5.5s, 2007                                              250                  270,155
  North Lawrence, IN, FSA, 5s, 2008                                         500                  530,230
  Norwin, PA, School District, FGIC, 6s, 2020(+++)                          250                  283,792
  Oconto Falls, WI, Public School District, FSA, 5.25s, 2007                500                  537,905
  Portage, MI, Public Schools, MBIA, 5.625s, 2019(+++)                      500                  525,930
  Round Rock, TX, Independent School District, PSF, 6.5s, 2011              500                  579,150
  Round Rock, TX, Independent School District, PSF, 5.375s, 2012            570                  620,080
  State of Ohio, Common Schools Capital Facilities, "A", 5.25s, 2004        450                  475,060
  Unionville Chadds for Pennsylvania School, 4s, 2004                       490                  504,484
  Warren Township, IN, First Mortgage, FGIC, 4.5s, 2005                     500                  519,030
  Western School Building Corp., IN, MBIA, 4s, 2003                         420                  425,977
  Westerville, OH, City School District, MBIA, 5.5s, 2012                   300                  327,615
  Will County, IL, School District, Capital Appreciation, 0s, 2003          525                  504,079
                                                                                            ------------
                                                                                            $ 16,859,227
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 11.9%
  Baxter County, AR, Hospital Rev., 4.7s, 2005                          $   320             $    324,902
  Delaware County, PA, Hospital Rev. (Crozer-Chester
    Medical Center), 4.75s, 2005                                            500                  509,030
  Denver, CO, Health & Hospital Rev., 5.125s, 2006                          200                  208,396
  Erie County, OH, Hospital Facilities Revenue, Firelands
    Regional Medical Center, "A", 4s, 2004                                  420                  427,048
  Gainsville & Hall County, Georgia Hospital, 3.5s, 2005                    500                  496,160
  Huntsville, AL, Health Care Authority, "A", 4s, 2003                      300                  303,855
  Huntsville, AL, Health Care Authority, "A", 5.25s, 2005                   300                  311,364
  Illinois Health Facilities Authority Rev. (Childrens
    Memorial Hospital), AMBAC, 5.75s, 2011                                  250                  272,817
  Illinois Health Facilities Authority Rev. (Decatur
    Memorial Hospital), 4s, 2004                                            415                  421,864
  Indiana Health Facility Hospital Rev. (Methodist Hospital),
    5s, 2005                                                                500                  525,065
  Indiana Health Facility Hospital Rev. (Sisters of St
    Francis Health), MBIA, 5s, 2002(+++)                                      5                    5,081
  Iowa Finance Authority, Health Care Facilities (Genesis
    Medical Center), 6s, 2010                                               210                  228,381
  Iowa Finance Authority, Health Care Facilities, FSA, 4s, 2003             500                  510,795
  Kentucky Ecomomic Development Finance Authority (Norton
    Healthcare, Inc.), 6.125s, 2010                                         150                  155,045
  Lauderale County & Florence, AL, Coffee Health Group,
    "A", MBIA, 5s, 2002                                                     400                  402,124
  Marion County, FL, Hospital District Rev., Health Systems,
    4.75s, 2005                                                             500                  520,245
  Maryland Health and Higher Educational Facilities
    (University of Maryland), 6s, 2002                                      250                  251,335
  Massachusetts Development Finance Agency, 5.75s, 2006                     260                  278,621
  Massachusetts Health & Education, "E", 4.5s, 2005                         385                  388,623
  Massachusetts Health & Education (Caritas Christi), "B",
    4s, 2003                                                                200                  202,464
  Massachusetts Health & Education, Healthcare Systems
    Covenant Health, 5s, 2007                                               260                  263,705
  Massachusetts Health & Education Facilities Authority
    (Jordan Hospital), 4.8s, 2006                                           600                  606,804
  Michigan Finance Authority Rev. (Kent Hosital), 5.25s, 2009               750                  780,742
  Michigan Hospital Finance Authority Rev., 5.25s, 2009                     400                  431,508
  Michigan Hospital Finance Authority Rev. (Genesys
    Health System), 5.5s, 2007(+++)                                         750                  827,610
  Missouri Health & Educational Facilities Authority Rev
    (Freeman Health Systems), 4.65s, 2003                                   450                  454,846
  New Hampshire Health & Education Facilities, 4.6s, 2007                   395                  393,997
  Oklahoma State Development Finance Authority, Oklahoma
    Hospital Assn., AMBAC, 5.25s, 2004                                      250                  262,895
  Richland County, OH, Hospital Facilities, 5.4s, 2003                      200                  205,412
  Sayre, PA, Health Care Facilities Authority, Guthrie
    Health, "A", 4s, 2002                                                   500                  503,350
  Spartanburg County, SC, Health Service, Refunding, 3.5s, 2004             660                  671,471
  Spartanburg County, SC, MBIA, 6s, 2007                                    675                  748,609
  St. Cloud, MN (St. Cloud Hospital), FSA, 5.5s, 2005                       260                  281,039
  Steubenville, OH, 5.7s, 2010                                              220                  230,989
  Waco, TX, Health Facilities Development Corp.
    (Ascension Health), 5.5s, 2009                                          250                  264,375
  West Virginia Hospital Finance Authority, Charleston
    Area Medical Center, 6.5s, 2005                                         100                  108,554
  Wichita, KS, Hospital Rev., 3.75s, 2003                                   410                  416,298
  Wisconsin Health & Educational Facilities, Refunding,
    Wheaton Franciscan Services, 5s, 2007                                   260                  269,597
  Wisconsin Health & Higher Educational Facilities
    (Agnesian Healthcare, Inc), 5s, 2006                                     65                   67,076
                                                                                            ------------
                                                                                            $ 14,532,092
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 0.4%
  Marshall County, AL, Health Care, "A", 4.5s, 2005                     $   225             $    227,461
  Marshall County, AL, Health Care, "A", 4.5s, 2006                         240                  241,114
                                                                                            ------------
                                                                                            $    468,575
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 0.8%
  Cartersville, GA, Development Authority Waste, Anheuser
    Busch Project, 5.1s, 2012                                           $   375             $    380,370
  Corpus Christi, TX, 5.35s, 2010                                            80                   80,289
  Pennsylvania Economic Development Finance Authority,
    Amtrak Project, "A", 6s, 2006                                           100                  106,841
  Valdez Alaska Marine Term Rev., "B", 3.1s, 2031                           450                  449,694
                                                                                            ------------
                                                                                            $  1,017,194
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 0.5%
  De Soto Parish, LA, Pollution Control Rev. (International
    Paper Co.), 5.05s, 2002                                             $   350             $    353,629
  Erie County, PA, Industrial Development Authority,
    Refunding, International Paper Co., "A", 5.25s, 2010                    250                  253,573
                                                                                            ------------
                                                                                            $    607,202
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.5%
  California Statewide Community, "D", 4.35s, 2036                      $   600             $    599,766
--------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 1.3%
  District Columbia Tax, Capital Appreciation, FSA, 0s, 2005            $   600             $    532,854
  District Columbia Tobacco Settlement, Asset Backed Bonds, 5.2s, 2008      200                  204,104
  Illinois Development Finance Authority Rev., (Elgin
    School), FSA, 0s, 2010                                                  500                  355,465
  New Jersey Economic Development Authority, MBIA, 5s, 2009                 500                  535,365
                                                                                            ------------
                                                                                            $  1,627,788
--------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.5%
  Alaska Housing Finance Corp., MBIA, 4.55s, 2002                       $   310             $    313,689
  District Columbia Tax Increment, Galary Place Project, 4s, 2006           370                  376,919
  Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010                   130                  136,827
  Missouri Housing Development Commission, 4.35s, 2007                      235                  238,130
  Panhandle, TX, Regional Housing Finance, 5.75s, 2003                      205                  207,780
  Rhode Island Housing & Mortgage Finance Corp., AMBAC, 5.25s, 2002         940                  944,512
  South Dakota Housing Development Authority, 3.45s, 2003                   250                  252,910
  Virginia Housing Development Authority, 4.4s, 2003                        560                  573,849
                                                                                            ------------
                                                                                            $  3,044,616
--------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.7%
  Denver, CO, City & County Excise Tax, FSA, 5.25s, 2008                $   250             $    271,505
  Florida State Board of Education, Lottery Rev., FGIC, 5.5s, 2011          150                  164,664
  State of Wisconsin, 6s, 2004                                              500                  535,480
  Virgin Islands Public Finance Authority, 5.5s, 2005                     1,000                1,058,800
                                                                                            ------------
                                                                                            $  2,030,449
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 0.5%
  Chicago, IL, GNMA, FNMA, 5.4s, 2010                                   $   100             $    103,102
  San Bernardino County, CA, GNMA, FNMA, 7.375s, 2020                       230                  243,945
  South Dakota Housing Development Authority, 5.65s, 2011                   250                  259,910
                                                                                            ------------
                                                                                            $    606,957
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 4.0%
  Colorado Housing Finance Authority, 7.25s, 2010                       $   360             $    395,777
  Colorado Housing Finance Authority, 6.3s, 2012                            235                  253,765
  Colorado Housing Finance Authority, 6.7s, 2016                            200                  212,282
  Colorado Housing Finance Authority, 8.4s, 2021                            145                  159,246
  Minnesota Housing Finance Agency, Variable Residential
    Housing Finance, "C", 3s, 2021                                          500                  500,000
  Ohio Housing Finance Agency, Single Family Mortgage
    Rev., GNMA, 5.45s, 2006                                                 485                  507,363
  Oklahoma Housing Development Authority Rev., Lease
    Purchase Program, "A", 5.1s, 2005                                       200                  210,440
  Oklahoma Housing Finance Agency, GNMA, 7.6s, 2015                         340                  378,311
  South Dakota Housing Development Authority, 4.9s, 2008                    685                  707,242
  South Dakota Housing Development Authority,
    Homeownership Mortgage, "A", 4.15s, 2007                                300                  298,662
  Wisconsin Housing & Economic Development, "A", 3.2s, 2004                 500                  506,235
  Wisconsin Housing & Economic Development, AMBAC, 4.9s, 2005               160                  167,093
  Wyoming Community Development Authority, Housing Rev., 5s, 2006           600                  621,552
                                                                                            ------------
                                                                                            $  4,917,968
--------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.7%
  Detroit, MI, Economic Development Corp., AMBAC, 3.8s, 2005            $   375             $    382,020
  Michigan Strategic Fund, 4.2s, 2027                                       400                  403,500
  Niagara County, NY, Industrial Development Agency
    (Solid Waste Disposal Rev.), 5.625s, 2024                               300                  304,131
  Northeast Maryland Waste Disposal Solid, 5.9s, 2005                       500                  536,985
  Tacoma, WA, Solid Waste Utility Rev., AMBAC, 5s, 2010                     400                  425,896
                                                                                            ------------
                                                                                            $  2,052,532
--------------------------------------------------------------------------------------------------------
Special Assessment District - 1.8%
  Birmingham Jefferson, AL, Refunding, "A", FSA, 5.25s, 2005            $   575             $    608,281
  Chicago, IL, AMBAC, 0s, 2006                                            1,000                  847,290
  Lewisville, TX, 4.125s, 2031                                              500                  500,685
  Omaha, NE, Special Obligation, Riverfront Redevelopment
    Project, "A", 4.125s, 2008                                              285                  290,552
                                                                                            ------------
                                                                                            $  2,246,808
--------------------------------------------------------------------------------------------------------
State and Local Appropriation - 7.3%
  Alaska Certificates Participation, Alaska Psychiatric Institute,
    4s, 2006                                                            $   500             $    512,980
  Arizona Certificates Participation, "A", 5s, 2006                         500                  533,495
  Escambia County Florida School Board, MBIA, 3.5s, 2005                    500                  506,785
  Indiana Bond Bank Rev., AMBAC, 5.3s, 2007                                 350                  375,753
  Kentucky Property & Building Commerce, Project 74, 5.25s, 2005            500                  528,995
  Kentucky Property & Building Commerce, Refunding
    Project, "A", FSA, 5.5s, 2011                                           500                  551,135
  Kosciusko County Indiana Justice, Building Corp., 3.5s, 2004              600                  608,928
  Macon County and Decatur, IL, FGIC, 6.5s, 2005                            325                  353,782
  Michigan Building Authority Rev., 5.4s, 2003(+++)                         375                  388,117
  New York Urban Development Corp. Rev., AMBAC, 5.4s, 2006                1,000                1,077,180
  Ohio State Building Authority, Adult Correctional Facilities,
    5.75s, 2008                                                             425                  468,907
  Ohio State Building Authority, State Facilities
    Administration Building, 5.375s, 2013                                 1,000                1,069,540
  Salt Lake City, UT, Redevelopment Agency, Refunding
    Junior Lein, "A", 3.75s, 2004                                           500                  510,365
  State of Oregon, AMBAC, 5.5s, 2008                                        500                  549,340
  State of Utah, Building Ownership Authority Lease Rev., FSA,
    0s, 2005                                                                685                  620,446
  Suffolk County, NY, Judicial Facilities (John P
    Cohalan Complex), AMBAC, 5.75s, 2011                                    160                  177,670
                                                                                            ------------
                                                                                            $  8,833,418
--------------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.5%
  Alaska Student Loan Corp. Rev., AMBAC, 5s, 2003                       $   400             $    412,012
  Pennsylvania High Education Standard Loan, Refunding
    Adjustment Adjusted, "B", FSA, 3.15s, 2017                              250                  252,188
                                                                                            ------------
                                                                                            $    664,200
--------------------------------------------------------------------------------------------------------
Turnpike Revenue - 3.7%
  Arizona Transportation Board Highway Revenue, 5s, 2006                $   550             $    588,461
  Colorado Department of Transportation Rev., AMBAC, 6s, 2008               235                  264,178
  Denver, CO, City & County Airport Rev., MBIA, 6s, 2006                  1,000                1,093,420
  Kansas Department of Transportation, Highway Rev., 5.1s, 2003             550                  563,640
  Massachusetts Health & Educational, Massachusetts
    Institute of Technology, 5.25s, 2012                                    375                  409,076
  New Mexico State Highway Commission, 5.5s, 2006                           430                  466,791
  Orlando & Orange County, FL (Expressway Florida), FGIC,
    8.464s, 2004(++)                                                      1,000                1,087,530
                                                                                            ------------
                                                                                            $  4,473,096
--------------------------------------------------------------------------------------------------------
Universities - Colleges - 2.8%
  Frederick County, MD, Educational Facilities Rev
    (Mount St. Mary's College), "A", 4.8s, 2009                         $   190             $    191,269
  Northern Arizona University Revenues, Refunding
    Systems, FGIC, 4s, 2005                                                 500                  515,480
  Southeast Missouri State University, MBIA, 5.625s, 2010                   250                  277,355
  State of New Hampshire, Higher Education & Health (New
    Hampshire College), 5.65s, 2003                                         180                  182,734
  Texas Public Finance Authority Revenue, Southern
    University Financing Systems, 5s, 2007                                  500                  536,570
  University of Arizona University Rev., Refunding
    Systems, FSA, 5s, 2006                                                  570                  608,657
  University of Arkansas University Rev., Athletic
    Facility Razorback Stadium Project, FSA, 3.55s, 2021                    500                  506,335
  University of Texas Permanent University Fund, "A", 5s, 2009              580                  617,654
                                                                                            ------------
                                                                                            $  3,436,054
--------------------------------------------------------------------------------------------------------
Universities - Dormatories - 0.1%
  Private College & University Authority, Georgia Student
    Housing Rev. (Mercer Housing Corp), "A", 6s, 2004                   $    50             $     51,822
  Private College & University Authority, Georgia Student
    Housing Rev. (Mercer Housing Corp), "A", 6s, 2005                        70                   73,599
                                                                                            ------------
                                                                                            $    125,421
--------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.2%
  New Hampshire Health & Education (Derryfield School), 6.5s, 2010      $   180             $    191,102
--------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 3.1%
  Brazos River Authority, TX (TXU Electric Co.), "A", 4.95s, 2030       $   200             $    201,768
  Illinois Development Finance Authority (Commonwealth
    Education Co.), AMBAC, 4.4s, 2006                                       500                  523,205
  Louisa, VA, Industrial Development Authority, Solid Waste &
    Sewer Rev. (Virginia Electric & Power Co.), "A", 3.4s, 2031             500                  500,000
  Maricopa County, AZ, Pollution Control, Refunding
    Arizona Public Service Co., "B", 3.3s, 2029                             300                  300,000
  Matagorda County, TX, Navigation District, 3.75s, 2030                    260                  259,178
  New Hampshire, Pollution Control Rev., 3.75s, 2027                        500                  501,195
  Ohio Air Quality Development Authority (Ohio Edison), 4.3s, 2033          200                  199,640
  Oklahoma Development Finance Authority (Public Service
    Co. of Oklahoma), 4.875s, 2014                                        1,000                1,027,900
  Plaquemines, LA, "A", 5s, 2007                                            215                  217,451
                                                                                            ------------
                                                                                            $  3,730,337
--------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 7.0%
  Alaska Municipal Bond Bank Authority Rev., AMBAC, 5.75s, 2006         $   325             $    358,160
  Carrollton & Henderson Kentucky Public Energy
    Authority, Kentucky Trust, "B", 4.2s, 2005                            1,000                1,030,180
  Clallam County, WA, Public Utility District, FSA, 5s, 2008                400                  425,192
  Delaware Municipal Electric Corp., AMBAC, 5s, 2008                        500                  535,440
  Harrison County, MS, Refunding Wastewater Treatment
    Facilities, "A", FGIC, 5.5s, 2011                                       400                  435,064
  Illinois Development Finance Authority, Pollution
    Control Rev. (Illinois Power Co.), 7.375s, 2021                         580                  682,770
  Kissimmee, FL, Utility Authority Electric, Refunding, AMBAC, 5s, 2011     500                  531,790
  Lower Colorado River Authority, Texas Rev., Refunding &
    Improvement, "A", MBIA, 5s, 2011                                        500                  528,410
  Lower Colorado River Authority, TX, FSA, 5.5s, 2008                       600                  656,142
  Madison, WI, Industrial Development Rev., Refunding Gas
    & Electric Company, "B", 4.875s, 2027                                   420                  423,570
  Massachusetts Development Finance Agency (Devens
    Electric Systems), 5.125s, 2011                                         205                  208,698
  Memphis, TN, 5.8s, 2003                                                   500                  512,670
  Salt River, AZ, Agricultural Improvement, Refunding
    Salt River Project, "A", 5s, 2011                                       500                  530,380
  South Carolina Public Service Authority, FSA, 4.5s, 2008                  500                  521,435
  Southern California Public Power Authority Project,
    Refunding San Juan Unit 3, "A", 5.375s, 2012                            595                  654,238
  Wilsonville, AL, Industrial Development Board, AMBAC, 4.2s, 2019          500                  509,695
                                                                                            ------------
                                                                                            $  8,543,834
--------------------------------------------------------------------------------------------------------
Utilities - Other - 2.2%
  Cowlitz County, WA, Public Utility District, AMBAC,                                 $
    5.25s, 2008                                                         $   500                541,835
  Edmond, OK, Public Works Authority, AMBAC, 4.5s, 2008                     500                523,175
  Missouri Environment Improvement, 3.9s, 2012                            1,000              1,010,840
  Tacoma, WA, Electric Systems Rev., FSA, 3.9s, 2011                        500                546,130
                                                                                      ----------------
                                                                                      $      2,621,980
--------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.2%
  Allentown, PA, Water Revenue Guaranteed, AMBAC, 5s, 2011              $   925             $    986,263
  Columbus, IN, Waterworks Rev., Refunding, MBIA, 3.5s, 2005                500                  506,345
  Fort Worth, TX, Water and Sewer Rev., 5.5s, 2004                        1,000                1,050,530
  Helena, AL, Utilities Board Water & Sewer, 3s, 2004                       330                  332,686
  Kansas Development Finance Authority Rev., Water
    Pollution Control, 5s, 2008                                             500                  533,205
  King County, WA, Sewer Revenue, Refunding, FGIC, 5.25s, 2012              750                  804,862
  Philadelphia, PA, FSA, 5.625s, 2008                                       595                  657,100
  Philadelphia, PA, Water & Sewer Rev., MBIA, 0s, 2002                      500                  496,145
  Seattle, WA, Water Systems Rev., 5s, 2008                                 475                  505,433
  Spartanburg, SC, Waterworks Revenue, Refunding, FSA, 5s, 2007             500                  536,385
  Western Carolina Regional Sewer, FSA, 5s, 2004                            590                  616,391
  White House Utility District, TN, FSA, 3.15s, 2003                        150                  151,205
  Wilsonville, OR, Water Systems Rev., MBIA, 5s, 2010                       300                  320,577
                                                                                            ------------
                                                                                            $  7,497,127
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $111,305,918)                                       $113,695,190
--------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 9.3%
--------------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev. (Aces Presbyterian Hospital), due 05/02/02                     $   600             $    600,000
  Bartow County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 05/01/02                          700                  700,000
  Burke County, GA, Development Authority, Pollution
    Control Rev., due 05/01/02                                              100                  100,000
  Commonwealth of Massachusetts, "A", Central Artery, due 05/01/02          100                  100,000
  Cuyahoga County, OH, Hospital Rev. (The Cleveland Clinic),
    due 05/01/02                                                            500                  500,000
  East Baton Rouge Parish, LA, Pollution Control Rev
    (Exxon Corp.), due 05/01/02                                             100                  100,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 05/01/02                                                          3,650                3,650,000
  Hillsborough County, FL, Pollution Control Rev., due 05/01/02             100                  100,000
  Illinois Educational Facilities Authority Rev
    (University Chicago Hospital), due 05/01/02                             200                  200,000
  Massachusetts Water Resources Authority, due 05/01/02                     100                  100,000
  New York City, NY, Municipal Water Finance Authority Rev.,
    due 05/01/02                                                            600                  600,000
  Pinellas County, FL, Health Facility Authority, due 05/01/02              200                  200,000
  Sevier County, TN, Public Building Authority, due 05/01/02                700                  700,000
  Sevier County, TN, Public Building Authority, due 05/02/02              3,370                3,370,000
  Uinta County, WY, Pollution Control Rev. (Chevron), due 05/01/02          300                  300,000
--------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                        $ 11,320,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $122,625,918)                                           $125,015,190

Other Assets, Less Liabilities - (2.7)%                                                       (3,301,444)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $121,713,746
--------------------------------------------------------------------------------------------------------
 (++) Inverse floating rate security.
(+++) Refunded bond.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
APRIL 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $122,625,918)            $125,015,190
  Cash                                                                  656,348
  Receivable for fund shares sold                                     1,695,433
  Interest receivable                                                 1,363,367
  Other assets                                                            1,429
                                                                   ------------
      Total assets                                                 $128,731,767
                                                                   ------------
Liabilities:
  Distributions payable                                            $    295,075
  Payable for investments purchased                                   6,364,751
  Payable for fund shares reacquired                                    335,476
  Payable to affiliates -
    Management fee                                                          991
    Reimbursement fee                                                     1,330
    Distribution and service fee                                         13,028
    Administrative fee                                                       56
    Accrued expenses and other liabilities                                7,314
                                                                   ------------
      Total liabilities                                            $  7,018,021
                                                                   ------------
Net assets                                                         $121,713,746
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $121,041,159
  Unrealized appreciation on investments                              2,389,272
  Accumulated net realized loss on investments                       (1,523,870)
  Accumulated distributions in excess of net investment
    income                                                             (192,815)
                                                                   ------------
      Total                                                        $121,713,746
                                                                   ============
Shares of beneficial interest outstanding                           15,822,771
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $87,221,860 / 11,336,816 shares of
     beneficial interest outstanding)                                 $7.69
                                                                      =====
  Offering price per share (100 / 97.5 of net asset value
     per share)                                                       $7.89
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $15,104,339 / 1,966,170 shares of
     beneficial interest outstanding)                                 $7.68
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $19,387,547 / 2,519,785 shares of
     beneficial interest outstanding)                                 $7.69
                                                                      =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $3,631,931
                                                                     ----------
  Expenses -
    Management fee                                                   $  337,677
    Trustees' compensation                                                8,628
    Shareholder servicing agent fee                                      84,369
    Distribution and service fee (Class A)                               95,638
    Distribution and service fee (Class B)                               88,748
    Distribution and service fee (Class C)                              106,617
    Administrative fee                                                    9,543
    Custodian fee                                                        35,816
    Printing                                                             39,649
    Postage                                                               4,159
    Auditing fees                                                        58,816
    Legal fees                                                           16,757
    Miscellaneous                                                       125,190
                                                                     ----------
      Total expenses                                                 $1,011,607
    Fees paid indirectly                                                 (4,765)
    Reduction of expenses by investment adviser                        (125,195)
                                                                     ----------
      Net expenses                                                   $  881,647
                                                                     ----------
        Net investment income                                        $2,750,284
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions (identified cost
    basis) -                                                         $  (55,704)
  Change in unrealized appreciation on investments                    1,209,031
                                                                     ----------
        Net realized and unrealized gain on investments              $1,153,327
                                                                     ----------
          Increase in net assets from operations                     $3,903,611
                                                                     ==========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                      2002                      2001
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $  2,750,284               $ 2,180,981
  Net realized loss on investments                                     (55,704)                  (95,310)
  Net unrealized gain on investments                                 1,209,031                 1,730,674
                                                                  ------------               -----------
    Increase in net assets from operations                        $  3,903,611               $ 3,816,345
                                                                  ------------               -----------
Distributions declared to shareholders -
  From net investment income (Class A)                            $ (2,201,522)              $(1,839,313)
  From net investment income (Class B)                                (273,697)                 (234,702)
  From net investment income (Class C)                                (275,065)                 (124,519)
  In excess of net investment income (Class A)                        (139,836)                   (5,494)
  In excess of net investment income (Class B)                         (17,385)                     (701)
  In excess of net investment income (Class C)                         (17,471)                     (372)
                                                                  ------------               -----------
    Total distributions declared to shareholders                  $ (2,924,976)              $(2,205,101)
                                                                  ------------               -----------
Net increase in net assets from fund
  share transactions                                              $ 60,461,340               $ 6,636,483
                                                                  ------------               -----------
    Total increase in net assets                                  $ 61,439,975               $ 8,247,727
Net assets:
  At beginning of period                                            60,273,771                52,026,044
                                                                  ------------               -----------
  At end of period (including accumulated distributions in
    excess of net investment income of $192,815 and $6,567,
    respectively)                                                 $121,713,746               $60,273,771
                                                                  ============               ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                   2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $ 7.57            $ 7.35           $ 7.62          $ 7.57          $ 7.50
                                                     ------            ------           ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)                           $ 0.26            $ 0.31           $ 0.30          $ 0.29          $ 0.30
  Net realized and unrealized gain (loss) on
    investments                                        0.14              0.22            (0.27)           0.06            0.07
                                                     ------            ------           ------          ------          ------
      Total from investment operations               $ 0.40            $ 0.53           $ 0.03          $ 0.35          $ 0.37
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.26)           $(0.31)          $(0.30)         $(0.30)         $(0.30)
  In excess of net investment income                  (0.02)            (0.00)+           --              --              --
                                                     ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                                 $(0.28)           $(0.31)          $(0.30)         $(0.30)         $(0.30)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $ 7.69            $ 7.57           $ 7.35          $ 7.62          $ 7.57
                                                     ======            ======           ======          ======          ======
Total return(+)                                        5.41%             7.39%            0.38%           4.65%           5.02%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                           0.85%             0.88%            0.88%           0.88%           0.87%
  Net investment income(S)(S)                          3.45%             4.14%            3.99%           3.84%           3.97%
Portfolio turnover                                       15%               27%              60%             31%             51%
Net assets at end of period (000 Omitted)           $87,222           $48,057          $42,277         $45,840         $37,595

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
        Net investment income                        $ 0.25            $ 0.31           $ 0.30          $ 0.28          $ 0.30
        Ratios (to average net assets):
          Expenses##                                   1.00%             0.96%            0.91%           0.99%           1.01%
          Net investment income                        3.30%             4.06%            3.96%           3.71%           3.85%

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                   2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $ 7.56            $ 7.34           $ 7.61          $ 7.56          $ 7.49
                                                     ------            ------           ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)                           $ 0.20            $ 0.25           $ 0.24          $ 0.23          $ 0.24
  Net realized and unrealized gain (loss) on
    investments                                        0.15              0.22            (0.27)           0.06            0.07
                                                     ------            ------           ------          ------          ------
      Total from investment operations               $ 0.35            $ 0.47           $(0.03         )$ 0.29          $ 0.31
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.20)           $(0.25)          $(0.24)         $(0.24)         $(0.24)
  In excess of net investment income                  (0.03)            (0.00)+           --              --              --
                                                     ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                                 $(0.23)           $(0.25)          $(0.24)         $(0.24)         $(0.24)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $ 7.68            $ 7.56           $ 7.34          $ 7.61          $ 7.56
                                                     ======            ======           ======          ======          ======
Total return                                           4.65%             6.55%           (0.43)%          3.85%           4.22%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                           1.59%             1.68%            1.69%           1.66%           1.64%
  Net investment income(S)(S)                          2.70%             3.35%            3.18%           3.06%           3.20%
Portfolio turnover                                       15%               27%              60%             31%             51%
Net assets at end of period (000 Omitted)           $15,104            $7,397           $6,781          $9,149          $7,618

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
        Net investment income                        $ 0.19            $ 0.25           $ 0.24          $ 0.22          $ 0.24
        Ratios (to average net assets):
          Expenses##                                   1.74%             1.76%            1.72%           1.77%           1.78%
          Net investment income                        2.55%             3.27%            3.15%           2.93%           3.08%

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                   2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $ 7.58            $ 7.35           $ 7.63          $ 7.57          $ 7.50
                                                     ------            ------           ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)                           $ 0.19            $ 0.24           $ 0.23          $ 0.23          $ 0.23
  Net realized and unrealized gain (loss) on
    investments                                        0.14              0.24            (0.28)           0.06            0.08
                                                     ------            ------           ------          ------          ------
      Total from investment operations               $ 0.33            $ 0.48           $(0.05         )$ 0.29          $ 0.31
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.19)           $(0.25)          $(0.23)         $(0.23)         $(0.24)
  In excess of net investment income                  (0.03)            (0.00)+           --              --              --
                                                     ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                                 $(0.22)           $(0.25)          $(0.23)         $(0.23)         $(0.24)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $ 7.69            $ 7.58           $ 7.35          $ 7.63          $ 7.57
                                                     ======            ======           ======          ======          ======
Total return                                           4.38%             6.62%           (0.48)%          3.77%           4.13%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                           1.70%             1.73%            1.73%           1.73%           1.72%
  Net investment income(S)(S)                          2.52%             3.28%            3.14%           2.98%           3.11%
Portfolio turnover                                       15%               27%              60%             31%             51%
Net assets at end of period (000 Omitted)           $19,388            $4,820           $2,968          $4,282          $3,250

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
        Net investment income                        $ 0.18            $ 0.24           $ 0.23          $ 0.22          $ 0.23
        Ratios (to average net assets):
          Expenses##                                   1.85%             1.81%            1.76%           1.84%           1.86%
          Net investment income                        2.37%             3.20%            3.11%           2.85%           2.99%

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for capital losses and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended April 30, 2002, and April 30, 2001, was as follows:

                                            APRIL 30, 2002    APRIL 30, 2001
----------------------------------------------------------------------------
Distributions declared from:
  Tax-exempt income                             $2,924,976        $2,205,101

During the year ended April 30, 2002, accumulated distributions in excess of net investment income increased by $11,556 and accumulated net realized loss on investments decreased by $11,556 due to differences between book and tax accounting for amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of April 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                 $   126,628
          Capital loss carryforward                      (1,464,261)
          Unrealized gain                                 2,389,179
          Other temporary differences                      (378,959)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration:

          EXPIRATION DATE
          ----------------------------------------------------------
          April 30, 2003                                $  (489,025)
          April 30, 2004                                    (32,070)
          April 30, 2005                                    (42,827)
          April 30, 2006                                     --
          April 30, 2007                                     --
          April 30, 2008                                   (383,520)
          April 30, 2009                                   (516,819)
                                                        -----------
            Total                                       $(1,464,261)
                                                        ===========

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended April 30, 2002 were 0.30% of average daily net assets on an annualized basis.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 2002, aggregate unreimbursed expenses amounted to $191,826.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $2,222 for the year ended April 30, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $22,471 for the year ended April 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. A portion of the Class A service fee is currently being paid by the fund; payment of the remaining portion of the Class A service fee will become payable on such date as the Trustees of the Trust may determine. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,141 for the year ended April 30, 2002. Fees incurred under the distribution plan during the year ended April 30, 2002, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $177 and $692 for Class B and Class C shares, respectively, for the year ended April 30, 2002. Fees incurred under the distribution plan during the year ended April 30, 2002 were 0.89% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2002, were $18,267, $12,281, and $907 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $68,304,289 and $11,682,021, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $122,626,010
                                                                 ------------
Gross unrealized appreciation                                    $  2,485,847
Gross unrealized depreciation                                         (96,667)
                                                                 ------------
    Net unrealized appreciation                                  $  2,389,180
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                            YEAR ENDED APRIL 30, 2002           YEAR ENDED APRIL 30, 2001
                                       ------------------------------      ------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              7,441,419      $  57,203,008        2,776,675       $ 20,880,202
Shares issued to shareholders in
  reinvestment of distributions            206,135          1,581,031          183,423          1,376,693
Shares reacquired                       (2,655,243)       (20,364,699)      (2,368,623)       (17,769,172)
                                        ----------      -------------       ----------       ------------
    Net increase                         4,992,311      $  38,419,340          591,475       $  4,487,723
                                        ==========      =============       ==========       ============

Class B shares
                                            YEAR ENDED APRIL 30, 2002           YEAR ENDED APRIL 30, 2001
                                       ------------------------------      ------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              1,403,415      $  10,749,779          376,749       $  2,834,868
Shares issued to shareholders in
  reinvestment of distributions             13,866            106,164           13,745            102,729
Shares reacquired                         (429,073)        (3,286,063)        (336,681)        (2,530,361)
                                        ----------      -------------       ----------       ------------
    Net increase                           988,208      $   7,569,880           53,813       $    407,236
                                        ==========      =============       ==========       ============

Class C shares
                                            YEAR ENDED APRIL 30, 2002           YEAR ENDED APRIL 30, 2001
                                       ------------------------------      ------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              2,156,064      $  16,560,489          388,279       $  2,919,246
Shares issued to shareholders in
  reinvestment of distributions             20,114            154,337           12,378             92,915
Shares reacquired                         (292,657)        (2,242,706)        (168,215)        (1,270,637)
                                        ----------      -------------       ----------       ------------
    Net increase                         1,883,521      $  14,472,120          232,442       $  1,741,524
                                        ==========      =============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2002, was $957. The fund had no borrowings during the year.

(7) Change in Accounting Principle
As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to May 1, 2001, the fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $11,691 reduction in cost of securities and a corresponding $11,691 increase in net unrealized appreciation, based on securities held by the fund on May 1, 2001.

The effect of this change for the year ended April 30, 2002, was to increase net investment income by $11,556, increase net unrealized appreciation by $11,513, and decrease net realized losses by $43. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IX and Shareholders of MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the series constituting MFS Series Trust IX) as of April 30, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund at April 30, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 6, 2002



                 --------------------------------------------
  This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR FEDERAL INCOME TAX PURPOSES, 100% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED APRIL 30, 2002, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

   THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS
   DIVIDEND PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION
   OF SHARES.
-------------------------------------------------------------------------------

MFS(R) MUNICIPAL LIMITED MATURITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Michael L. Dawson+                                       business day from 9 a.m. to 5 p.m. Eastern time.
Geoffrey L. Schechter+                                   (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) MUNICIPAl                                             -------------
LIMITED MATURITY FUND                                          PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                MML-2  06/02  11.5M  37/237/337